                                                                    Exhibit 1(n)

                     FOURTH AMENDMENT DATED FEBRUARY 9, 2005

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

      Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is further amended as follows to reflect, effective February 28, 2005, (i) the redesignation of Janus Adviser Flexible Income Fund as "Janus Adviser Flexible Bond Fund;" (ii) the redesignation of Janus Adviser Growth Fund as "Janus Adviser Large Cap Growth Fund;" and (iii) the redesignation of Janus Adviser Capital Appreciation Fund as "Janus Adviser Forty Fund."

                                   SCHEDULE A

Series of the Trust                          Available Classes
-------------------                          -----------------
Janus Adviser Balanced Fund                    Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Core Equity Fund                 Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Flexible Bond Fund               Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Foreign Stock Fund               Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Forty Fund                       Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Growth and Income Fund           Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser International Growth Fund        Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Large Cap Growth Fund            Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Mid Cap Growth Fund              Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Mid Cap Value Fund               Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Money Market Fund                Class A Shares
                                               Class C Shares
                                               Class I Shares

Janus Adviser Risk-Managed Core Fund           Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Risk-Managed Growth Fund         Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Small Company Value Fund         Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

Janus Adviser Worldwide Fund                   Class A Shares
                                               Class C Shares
                                               Class I Shares
                                               Class R Shares

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